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                                                                   EXHIBIT 10.5












                                PLEDGE AGREEMENT

                            Dated as of May 24, 1999


                                      From


                                EVE HOLDINGS INC.

                                   as Grantor


                                   in favor of


                                 CITIBANK, N.A.

                                    as Agent


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                          T A B L E  O F  C O N T E N T S

SECTION                                                                                                        PAGE

1.  Grant of Security.............................................................................................1

2.  Security for Obligations......................................................................................2

3.  Delivery of Collateral........................................................................................2

4.  Representations and Warranties................................................................................2

5.  Further Assurances............................................................................................3

6.  Place of Perfection; Records..................................................................................3

7.  Voting Rights; Dividends; Etc.................................................................................3

8.  Transfers and Other Liens; Additional Shares..................................................................4

9.  Agent Appointed Attorney-in-Fact..............................................................................4

10.  Agent May Perform............................................................................................5

11.  The Agent's Duties...........................................................................................5

12.  Remedies.....................................................................................................5

13.  Indemnity and Expenses.......................................................................................6

14.  Amendments; Waivers; Etc.....................................................................................7

15.  Addresses for Notices........................................................................................7

16.  Continuing Security Interest; Assignments Under the Credit Agreement.........................................7

17.  Termination..................................................................................................7

18.  Governing Law; Terms.........................................................................................7


                  Schedule I        -       Pledged Shares

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                                PLEDGE AGREEMENT


                  PLEDGE AGREEMENT dated as of May 24, 1999 made by Eve Holdings Inc., a Delaware corporation, (the "Grantor"), to Citibank, N.A. (as agent, the "Agent") for the Lenders (as defined below).

                  PRELIMINARY STATEMENTS:

                  (1) The Grantor and the Agent have entered into a Credit Agreement dated as of May 24, 1999 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Trademarks LLC, a Delaware limited liability company, as Borrower and the banks, financial institutions and other institutional lenders party thereto (the "Lenders"). Pursuant to Section 8.01 of the Credit Agreement, the Grantor has guaranteed all of the Obligations of the Borrower now or hereafter existing under the Loan Documents.

                  (2) The Grantor is the owner of the shares of capital stock of the Borrower described in Schedule I hereto (the "Pledged Shares").

                  (3) It is a condition precedent to the making of Advances by the Lenders under the Credit Agreement that the Grantor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances under the Credit Agreement, the Grantor hereby agrees with the Agent for the ratable benefit of itself and the Lenders as follows:

                  SECTION 1. Grant of Security. The Grantor hereby assigns and pledges to the Agent for the ratable benefit of itself and the Lenders, and hereby grants to the Agent for the ratable benefit of itself and the Lenders, a security interest in the following (collectively, the "Collateral"):

                  (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares other than the Initial Distribution to be made on Closing and distributions of up to $500,000 per annum to be made thereafter;

                  (ii) all additional shares of stock of the issuer of the Pledged Shares from time to time acquired by the Grantor in any manner, and the certificates representing such additional shares, and, except as provided in Section 1(i), all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

                  (iii) except as provided in Section 1(i) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in this
         Section 1).

                  SECTION 2. Security for Obligations. The pledge and assignment of, and the grant of a security interest in, the Collateral by the Grantor under this Agreement secures the payment of all the Obligations of the Borrower and the Grantor now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Borrower or the Grantor to the Agent or the Lenders under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower or the Grantor.

                  SECTION 3. Delivery of Collateral. All certificates or instruments representing or evidencing Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default, in its discretion and without notice to the Grantor, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in Section 7(a). In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

                SECTION 4. Representations and Warranties. The Grantor represents and warrants as follows:

                  (a) The chief place of business and chief executive office of the Grantor and the office where the Grantor keeps its records concerning the Collateral are located at the address set forth below its name on the signature page hereof.

                  (b) The Grantor is the legal and beneficial owner of the Collateral free and clear of any Lien, except for the security interest created by this Agreement and Liens permitted under the Loan Documents (including, without limitation, the Class B Option). No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Agreement or as permitted under the Loan Documents. The Grantor has no trade names.

                  (c) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                  (d) The Pledged Shares constitute the percentage of the issued and outstanding units of limited liability interest of the issuer thereof indicated on Schedule I.

                  (e) This Agreement and the pledge of the Collateral pursuant hereto create a valid and perfected security interest in the Collateral, prior to all other Liens except Liens permitted by the Loan Documents (including, without limitation, the Class B Option) and all filings and other actions necessary or desirable to perfect and protect such security interests have been duly taken.


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                                       6


                  (f) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third-party is required either (i) for the grant by the Grantor of the assignment and security interest granted hereby, for the pledge by the Grantor of the Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by the Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the priority of such pledge, assignment or security interest referred to in Section (4)(e) above), except for the retention by the Agent of possession of the certificates and instruments referred to in Section 3, or (iii) for the exercise by the Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally.

                  SECTION 5. Further Assurances. (a) The Grantor agrees that from time to time, at the expense of the Grantor, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

                  (b) The Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) The Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

                  SECTION 6. Place of Perfection; Records. The Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral at the location therefor specified in Section 4(a) or, upon 30 days' prior written notice to the Agent, at such other locations in a jurisdiction where all actions required by Section 5 shall have been taken with respect to the Collateral. The Grantor will hold and preserve such records and will permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records provided that the Agent shall not disclose any confidential information of the Grantor to which it has been permitted access except (i) as contemplated by Section 9.11 of the Credit Agreement; or (ii) with the consent of the Grantor.

                  SECTION 7. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:


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                                       7


                  (i) The Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that the Grantor shall not exercise or refrain from exercising any such right if, in the Agent's reasonable judgment, such action would have a material adverse effect on the value of the Collateral or any part thereof.

                  (ii) The Agent shall execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.

                  (b)   Any and all

                  (i) dividends and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

                  (ii) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                  (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral,

other than the Initial Distribution to be made on Closing and distributions of up to $500,000 per annum made thereafter, shall be, and shall be forthwith delivered to the Agent to hold as, Collateral and shall, if received by the Grantor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Grantor and be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary indorsement).

                  (c) Upon notice to the Grantor by the Agent following the occurrence and during the continuance of an Event of Default, all rights of the Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in the Agent, which shall, as long as any Event of Default shall be continuing, have the sole right to exercise or refrain from exercising such voting and other consensual rights.

                  SECTION 8. Transfers and Other Liens; Additional Shares. (a) The Grantor shall not, other than in accordance with the terms of the Credit Agreement or the Class B Option, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option (other than the Class B Option) with respect to, any of the Collateral, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created by this Agreement.

                  (b) The Grantor shall pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of the issuer of the Pledged Shares.

                  SECTION 9. Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Agent's discretion following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (b) to receive, indorse and collect any drafts or other instruments and documents in connection with clause (a) above, and

                  (c) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

                  SECTION 10. Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor under Section 13(b).

                  SECTION 11. The Agent's Duties. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent or any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

                  SECTION 12. Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "N.Y. Uniform Commercial Code") (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable.


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                                       9


         The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor (with a copy to each of Philip Morris and PM Companies) of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section
         13) in whole or in part by the Agent for the ratable benefit of the Lenders against, all or any part of the Secured Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

                  (c) The Agent may exercise any and all rights and remedies of the Grantor in respect of the Collateral.

                  (d) All payments received by the Grantor under or in connection with, or in respect of, the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement).

                  SECTION 13. Indemnity and Expenses. (a) The Grantor agrees to indemnify the Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

                  (b) The Grantor will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or the Lenders hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                  SECTION 14. Amendments; Waivers; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Grantor and the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.


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                                       10


                  SECTION 15. Addresses for Notices. All notices and other communications provided for hereunder shall be given, and shall be effective, as provided in Section 9.02 of the Credit Agreement.

                  SECTION 16. Continuing Security Interest; Assignments Under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earlier of (i) the later of the payment in full in cash of the Secured Obligations and the Termination Date and (ii) the exercise by Philip Morris of the Class B Option, (b) be binding upon the Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Term Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case only as provided in Section
9.07 of the Credit Agreement.

                  SECTION 17. Termination. Upon the earlier of (i) the exercise by Philip Morris of the Class B Option and (ii) the later of the payment in full in cash of the Secured Obligations and the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor or, if the Class B Option has been exercised, to Philip Morris, as the case may be. Upon any such termination, the Agent will, at the Grantor's or Philip Morris? expense, as the case may be, execute and deliver to the Grantor or Philip Morris such documents as the Grantor or Philip Morris shall reasonably request to evidence such termination.

                  SECTION 18. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the N.Y. Uniform Commercial Code are used herein as therein defined.

                  IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                     EVE HOLDINGS INC.


                                     By:  /s/ Joselynn D. Van Siclen
                                        --------------------------------------
                                     Title:  Vice President

                                     Address:

                                   SCHEDULE I


                                 PLEDGED SHARES


                         Stock Certificate                                           Percentage of Outstanding Units of
  Class of Stock              No(s).                      Number of Shares                  Class B LLC Interests
  --------------              ------                      ----------------                  ---------------------


     Class B                    B1                               100                                 100%
